                                                                Exhibit 99.1

BANCORP RHODE ISLAND, INC.
For Immediate Release

Contacts:       Albert R. Rietheimer            Marie T. van Luling
                Chief Financial Officer         Corporate Communications
                (401) 456-5015 Ext. 1640        (401) 456-5015 Ext. 1584

              BANCORP RHODE ISLAND, INC. ANNOUNCES RECORD YEAR END
           EARNINGS OF $8.6 MILLION; A 19 PERCENT INCREASE OVER 2003
                 Record Fourth Quarter Earnings of $2.3 Million

PROVIDENCE,  R.I.--(BUSINESS WIRE)--January 25, 2005--Bancorp Rhode Island, Inc.
(NASDAQ: BARI), the parent company of Bank Rhode Island,  announced that its net income for the year  ending  December  31, 2004 was $8.6  million,  a 19 percent increase over 2003 net income of $7.2 million.

The Company's  diluted  earnings per share (EPS) for 2004 was $2.04, an increase of 15 percent over 2003.

Total  deposits  reached  $880.7  million in 2004, a nine percent  increase from
$811.3 million in 2003.

The Bank's commercial loan portfolio grew to $402.8 million,  up 21 percent from a total of $332.3 million at year-end  2003.  Consumer loans also grew a full 45 percent from $115.8 million at year-end 2003 to $167.4 million at year-end 2004.
Non-performing assets remain at nominal levels.

"In assessing our overall performance during 2004, we're especially pleased with the double digit growth in commercial and consumer  loans,  record  earnings and the  continued  strength  of our  loan  portfolio,"  said  Merrill  W.  Sherman, president  and CEO,  Bancorp  Rhode  Island,  Inc.  "The strong  performance  in commercial lending remains a key engine for our growth as we enter 2005."

The  year-end net  interest  margin for the Bank  increased 16 basis points from
3.28% in 2003 to 3.44% in 2004.

                             FOURTH QUARTER RESULTS

Net income for the fourth quarter of 2004 was $2.3 million. This represents a 14 percent increase over the $2.0 million earned in the fourth quarter of 2003.

The Company's  diluted (EPS) was $0.54 for the fourth quarter of 2004, up 12 and one-half percent from $0.48 in the fourth quarter of 2003.

The Bank's net interest  margin for the fourth  quarter 2004 was 3.47%,  up from
3.45 % in the third  quarter.  This  also  marked an  increase  over the  fourth quarter of 2003 with net interest margin reported at 3.33%.

                 DIVIDEND DECLARED/EARNINGS CONFERENCE CALL SET

The  Company's  Board of Directors  approved a dividend of $0.15 per share.  The dividend will be paid on March 8, 2005 to  shareholders of record as of February
15, 2005.

Bancorp Rhode Island,  Inc.  will host a conference  call at 10:00 a.m.  Eastern
Time on  Wednesday,  January 26, to discuss its 2004  earnings and the Company's plans and prospects  for 2005.  The  conference  call can be accessed by dialing toll free  (877-407-9039).  A webcast of the call will also be  available on the
Company's website, www.bankri.com.

Bancorp  Rhode  Island,  Inc.  is the parent  company of Bank  Rhode  Island,  a full-service,  FDIC-insured,  state-chartered  financial institution.  The Bank, headquartered  in Providence,  has 14 branches  located in Providence,  Kent and
Washington counties.

This  release may  contain  "forward-looking  statements"  within the meaning of section  21E  of  the  Securities  Exchange  Act  of  1934,  as  amended.  These forward-looking  statements  represent the  company's  present  expectations  or beliefs  concerning future events. The company cautions that such statements are necessarily  based on  certain  assumptions  which  are  subject  to  risks  and uncertainties,  including,  but not  limited  to,  changes in  general  economic conditions and changing  competition  which could cause actual future results to differ materially from those indicated herein. Further information on these risk factors is included in the company's  filings with the  Securities  and Exchange
Commission.

                           BANCORP RHODE ISLAND, INC.
                           Consolidated Balance Sheets

                                                                                   December 31,        December 31,
                                                                                       2004                2003
                                                                                  ----------------    ----------------
                                                                                             (In thousands)
ASSETS:
Cash and due from banks                                                           $      21,585       $      27,084
Overnight investments                                                                    14,094                 733
                                                                                  ----------------    ----------------
                                                                                  ----------------    ----------------
         Total cash and cash equivalents                                                 35,679              27,817
Investment securities available for sale (amortized cost of $103,953 and
     $96,828, respectively)                                                             104,600              98,595
Mortgage-backed securities available for sale (amortized cost of $159,581
     and $106,028, respectively)                                                        159,946             106,618
Stock in Federal Home Loan Bank of Boston                                                13,229               9,554
Loans and leases receivable:
     Commercial loans and leases                                                        402,770             332,266
     Residential mortgage loans                                                         316,135             366,230
     Consumer and other loans                                                           167,396             115,786
                                                                                  ----------------    ----------------
         Total loans and leases                                                         886,301             814,282
     Less allowance for loan and lease losses                                           (11,906)            (11,078)
                                                                                  ----------------    ----------------
         Net loans and leases                                                           874,395             803,204
Premises and equipment, net                                                              11,857              12,457
Goodwill                                                                                 10,766              10,766
Accrued interest receivable                                                               5,666               5,597
Investment in bank-owned life insurance                                                  18,132              15,491
Prepaid expenses and other assets                                                         4,799               3,872
                                                                                  ----------------    ----------------
         Total assets                                                               $ 1,239,069         $ 1,093,971
                                                                                  ================    ================

LIABILITIES:
Deposits:
     Demand deposit accounts                                                       $    167,682        $    159,916
     NOW accounts                                                                       108,159             129,398
     Money market accounts                                                               16,489              16,937
     Savings accounts                                                                   339,836             292,277
     Certificate of deposit accounts                                                    248,508             212,755
                                                                                  ----------------    ----------------
         Total deposits                                                                 880,674             811,283
Overnight and short-term borrowings                                                      18,050              13,460
Federal Home Loan Bank of Boston borrowings                                             234,778             176,759
Subordinated deferrable interest debentures                                              18,558              13,403
Other liabilities                                                                         8,086               6,959
                                                                                  ----------------    ----------------
         Total liabilities                                                            1,160,146           1,021,864
                                                                                  ----------------    ----------------

SHAREHOLDERS' EQUITY:
Preferred stock, par value $0.01 per share, authorized 1,000,000 shares:
     Issued and outstanding:  none                                                           --                  --
Common stock, par value $0.01 per share, authorized 11,000,000 shares:
     Issued and outstanding 4,010,554 shares and 3,891,190 shares,
     respectively                                                                            40                  39
Additional paid-in capital                                                               42,852              41,439
Retained earnings                                                                        35,373              29,074
Accumulated other comprehensive income, net                                                 658               1,555
                                                                                  ----------------    ----------------
         Total shareholders' equity                                                      78,923              72,107
                                                                                  ----------------    ----------------
         Total liabilities and shareholders' equity                                 $ 1,239,069         $ 1,093,971
                                                                                  ================    ================

                           BANCORP RHODE ISLAND, INC.
                      Consolidated Statements of Operations

                                                                  Three Months Ended                        Year Ended
                                                                     December 31,                          December 31,
                                                           ----------------------------------    ---------------------------------
                                                                2004               2003               2004              2003
                                                           ---------------    ---------------    ---------------    --------------
                                                                           (In thousands, except per share data)
Interest and dividend income:
     Commercial loans and leases                             $    6,322         $    5,006         $   23,092         $   19,494
     Residential mortgage loans                                   4,069              4,736             17,087             17,677
     Consumer and other loans                                     2,070              1,376              6,933              5,285
     Mortgage-backed securities                                   1,663              1,101              5,709              4,886
     Investment securities                                        1,097              1,014              4,452              3,999
     Overnight investments                                           56                 27                138                170
     Federal Home Loan Bank of Boston stock dividends               111                 64                308                262
                                                           ---------------    ---------------    ---------------    --------------
       Total interest and dividend income                        15,388             13,324             57,719             51,773
                                                           ---------------    ---------------    ---------------    --------------
Interest expense:
     NOW accounts                                                   211                360              1,172              1,363
     Money market accounts                                           53                 42                213                121
     Savings accounts                                             1,073                907              3,899              4,043
     Certificate of deposit accounts                              1,462              1,338              5,638              5,916
     Overnight and short-term borrowings                             53                 31                157                140
     Federal Home Loan Bank of Boston borrowings                  2,056              1,821              7,505              7,185
     Subordinated deferrable interest debentures                    285                 --              1,041                 --
     Company-obligated mandatorily redeemable capital                --                205                 --                685
     securities
                                                           ---------------    ---------------    ---------------    --------------
       Total interest expense                                     5,193              4,704             19,625             19,453
                                                           ---------------    ---------------    ---------------    --------------
       Net interest income                                       10,195              8,620             38,094             32,320
Provision for loan losses                                           200                400                900              1,600
                                                           ---------------    ---------------    ---------------    --------------
       Net interest income after provision for loan losses        9,995              8,220             37,194             30,720
                                                           ---------------    ---------------    ---------------    --------------
Noninterest income:
     Service charges on deposit accounts                          1,140                963              4,514              3,915
     Commissions on nondeposit investment products                  215                249                973                875
     Income from bank-owned life insurance                          163                144                641                723
     Loan related fees                                              232                345                541                915
     Commissions on loans originated for others                      19                 24                 71                355
     Gain (loss) on sale of investment securities                    18                303                350                984
     Gain (loss) on sale of mortgage-backed securities             (260)                --               (260)               104
     Gain (loss) on sale of premises and equipment                  535                 --                535                 --
     Other income                                                   278                258              1,216                959
                                                           ---------------    ---------------    ---------------    --------------
       Total noninterest income                                   2,340              2,286              8,581              8,830
                                                           ---------------    ---------------    ---------------    --------------
Noninterest expense:
     Salaries and employee benefits                               4,484              3,755             17,072             14,496
     Occupancy                                                      662                605              2,669              2,390
     Equipment                                                      394                394              1,591              1,496
     Data processing                                                776                532              2,832              2,777
     Marketing                                                      384                420              1,429              1,250
     Professional services                                          811                423              1,965              1,374
     Loan servicing                                                 322                326              1,092              1,034
     Loan workout and other real estate owned expense                32                 39                110                 73
     Other expenses                                               1,064              1,041              4,105              3,900
                                                           ---------------    ---------------    ---------------    --------------
       Total noninterest expense                                  8,929              7,535             32,865             28,790
                                                           ---------------    ---------------    ---------------    --------------
       Income before income taxes                                 3,406              2,971             12,910             10,760
Income tax expense                                                1,129                976              4,296              3,546
                                                           ---------------    ---------------    ---------------    --------------
       Net income                                            $    2,277         $    1,995         $    8,614         $    7,214
                                                           ===============    ===============    ===============    ==============

Per share data:
     Basic earnings per common share                          $    0.57          $    0.51          $    2.17          $    1.89
     Diluted earnings per common share                        $    0.54          $    0.48          $    2.04          $    1.77

     Average common shares outstanding - basic                4,000,147          3,879,579          3,975,413          3,819,232
     Average common shares outstanding - diluted              4,254,078          4,165,423          4,222,856          4,085,878

                          Bancorp Rhode Island, Inc.
                         Selected Financial Highlights

                                                                                       December 31,
                                                                               2004                      2003
                                                                      ------------------------  ------------------------
                                                                        (Dollars in thousands, except per share data)

    Total Assets                                                     $       1,239,069                 1,093,971
    Total Loans and Leases                                                     886,301                   814,282
    Nonperforming Loans and Leases                                                 733                     2,462
    Allowance for Loan and Lease Losses                                         11,906                    11,078
    Allowance to Nonperforming Loans and Leases                               1624.28%                   449.96%
    Allowance to Total Loans and Leases                                          1.34%                     1.36%
    Total Deposits                                                             880,674                   811,283
    Total Shareholders' Equity                                                  78,923                    72,107

    Book Value Per Share                                               $         19.68               $     18.53
    Tangible Book Value Per Share                                      $         16.99               $     15.76

                                                                      Quarter Ended                         Year Ended
                                                                      December 31,                        December 31,
                                                             --------------------------------    --------------------------------
                                                                  2004             2003               2004            2003
                                                             ---------------- ---------------    --------------- ----------------
                                                                        (Dollars in thousands, except per share data)

Interest Income                                             $      15,388    $      13,324      $      57,719   $      51,773
Interest Expense                                                    5,193            4,704             19,625          19,453
                                                             ---------------- ---------------    --------------- ----------------
  Net Interest Income                                              10,195             8,620            38,094          32,320
Provision for Loan Losses                                             200               400               900           1,600
Noninterest Income                                                  2,340             2,286             8,581           8,830
Noninterest Expense                                                 8,929             7,535            32,865          28,790
                                                             ---------------- ---------------    --------------- ----------------
  Income Before Taxes                                               3,406             2,971            12,910          10,760
Income Taxes                                                        1,129               976             4,296           3,546
                                                             ---------------- ---------------    --------------- ----------------
  Net Income                                                $       2,277   $         1,995     $       8,614   $       7,214
                                                             ================ ===============    =============== ================

Data Per Common Share:

  Earnings Per Common Share - Basic                         $        0.57     $        0.51    $        2.17      $     1.89

  Earnings Per Common Share - Diluted                       $        0.54     $        0.48    $        2.04      $     1.77

  Average Common Shares Outstanding - Basic                     4,000,147         3,879,579        3,975,413       3,819,232

  Average Common Shares Outstanding - Diluted                   4,254,078         4,165,423        4,222,856       4,085,878

Selected Operating Ratios:

  Net Interest Margin                                               3.47%             3.33%            3.44%           3.28%

  Return on Assets                                                  0.74%             0.73%            0.74%           0.69%

  Return on Equity                                                 11.66%            11.06%           11.53%          10.45%

  Efficiency Ratio (1)                                             71.23%            69.09%           70.41%          69.96%

(1) Calculated by dividing  total  noninterest  expenses by net interest  income plus noninterest income.